UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2024

Markforged Holding Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-39453	92-3037714
(Commission File Number)	(I.R.S. Employer Identification No.)

60 Tower Road Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

(866) 496-1805

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol:	Name of Each Exchange on Which Registered:
Common Stock, $0.0001 par value per share	MKFG	New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock, $0.0001 par value	MKFG.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2024, Markforged Holding Corporation (the “Company”), filed a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect a 1-for-10 reverse stock split (the “Reverse Split”) of shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), as of 12:01 a.m., Eastern Time, on September 19, 2024 (the “Effective Time”), and an associated proportional reduction in the number of shares of Common Stock the Company is authorized to issue from 1,000,000,000 to 100,000,000 (the “Authorized Capital Change”). On September 19, 2024, the Common Stock began trading on the New York Stock Exchange on a split-adjusted basis under a new CUSIP number 57064N201. The Common Stock continues to trade under the symbol “MKFG”.

At the Company’s annual meeting of stockholders held on June 18, 2024, the Company’s stockholders granted the Company’s Board of Directors (the “Board”) the discretion to effect (i) a reverse stock split at a ratio ranging from 1-for-5 to 1-for-10, inclusive, with such ratio and the timing of the reverse stock split to be determined by the Board in its sole discretion (but in no event later than December 31, 2024) and (ii) the Authorized Capital Change. Subsequently, on August 13, 2024, the Board approved the Reverse Split and the Authorized Capital Change.

As a result of the Reverse Split, every ten (10) shares of the Common Stock as of the Effective Time automatically converted into one (1) share of Common Stock, but without any change in the par value per share. Pursuant to the Authorized Capital Change, the number of shares of Common Stock the Company is authorized to issue was reduced from 1,000,000,000 to 100,000,000. Immediately following the Effective Time, the number of outstanding shares of Common Stock was proportionally reduced from approximately 203 million to approximately 20.3 million, subject to adjustment to give effect to the treatment of any fractional shares that stockholders would have received as a result of the Reverse Split. No fractional shares were issued in connection with the Reverse Split, and stockholders who would have otherwise been entitled to a fractional share received an additional fraction of a share such that they own a whole number of shares of Common Stock post-Reverse Split.

In connection with effectuating the Reverse Split, proportional adjustments were also made to the number of shares of Common Stock awarded and available for issuance under the Company’s equity incentive plans, as well as the exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of the Company’s outstanding stock options, restricted stock units and other equity securities under the Company’s equity incentive plans. Additionally, all outstanding warrants were adjusted in accordance with their terms, which, among other changes to the warrant terms, resulted in proportionate adjustments being made to the number of shares of Common Stock issuable upon exercise of such warrants and to the exercise and redemption prices of such warrants. Specifically, as a result of the Reverse Split, every ten (10) shares of Common Stock purchasable pre-Reverse Split pursuant to the exercise of public warrants now represents one (1) share of Common Stock that may be purchased pursuant to such warrants. Accordingly, for the Company’s warrants trading under the symbol “MKFG WS”, every ten (10) warrants exercisable pre-Reverse Split are now exercisable for one (1) share of Common Stock at an exercise price of $115.00 per share of Common Stock.

Continental Stock Transfer & Trust Company (“Continental”), the Company’s transfer agent, acted as the exchange agent for the Reverse Split. The Reverse Split affected all stockholders uniformly, except that no fractional shares were issued in connection with the Reverse Split, and stockholders who would have otherwise been entitled to a fractional share received an additional fraction of a share such that they own a whole number of shares of Common Stock post-Reverse Split. Stockholders of record owning their shares in book-entry will be receiving a transaction statement from Continental regarding their Common Stock ownership post-Reverse Split and are not required to take any action to receive post-split shares. Stockholders owning shares through a bank, broker, custodian or other nominee will have their positions automatically adjusted to reflect the Reverse Split, subject to the holding entity’s particular processes; such stockholders are not required to take any action to receive post-split shares. However, these banks, brokers, custodians or other nominees may have different procedures than Continental for processing the Reverse Split. If a stockholder holds shares of Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee for more information.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of Markforged Holding Corporation, dated September 17, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKFORGED HOLDING CORPORATION

Date: September 19, 2024	By:	/s/ Stephen Karp
Stephen Karp
General Counsel and Secretary